Confidential Proprietary Financial Analyst Day Phoenix, Arizona March 10, 2017 Exhibit 99.5

RETHINK ENERGY EFFICIENCY. Financial Analyst Day | Phoenix, Arizona | March 10, 2017

Agenda Analyst Day 2017 Introduction - Parag Agarwal8:00-8:05 Strategic Overview - Keith Jackson8:05-8:35 Q&A Analog Solutions Group - Bob Klosterboer 8:50-9:20 Image Sensor Group - Taner Ozcelik 9:20-9:50 Break Power Solutions Group – Bill Hall10:05-10:35 Q&A Finance - Bernard Gutmann10:50-11:20 Q&A

Safe Harbor Statement and Non-GAAP and Forecast Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on our current expectations, forecasts, estimates and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. These factors include, among others: our revenues and operating performance; economic conditions and markets (including current financial conditions): risks related to our ability to meet our expectations regarding revenue growth, margin expansion, free cash flow generation, operational efficiency and the realization of synergies from our acquisition of Fairchild; effects of exchange rate fluctuations; the cyclical and seasonal nature of the semiconductor industry; changes in demand for our products; changes in inventories at our customers and distributors; technological and product development risks; enforcement and protection of our IP rights and related risks; risks related to the security of our information systems and secured network; availability of raw materials, electricity, gas, water and other supply chain uncertainties; our ability to effectively shift production to other facilities when required in order to maintain supply continuity for our customers; variable demand and the aggressive pricing environment for semiconductor products; our ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for our current products; risks associated with acquisitions and dispositions, including our recent acquisition of Fairchild (including our ability to realize the anticipated benefits of our acquisitions and dispositions; risks that acquisitions or dispositions disrupt our current plans and operations, the risk of unexpected costs, charges or expenses resulting from acquisitions or dispositions and difficulties encountered from integrating and consolidating and timely filing financial information with the SEC for acquired businesses and accurately predicting the future financial performance of acquired businesses); competitor actions, including the adverse impact of competitor product announcements; pricing and gross profit pressures; loss of key customers; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses and realization of cost savings and synergies from restructurings; significant litigation; risks associated with decisions to expend cash reserves for various uses in accordance with our capital allocation policy such as debt prepayment, stock repurchases, or acquisitions rather than to retain such cash for future needs; risks associated with financing and capital markets activities; risks associated with our substantial leverage and restrictive covenants in our debt agreements that may be in place from time to time; risks associated with our worldwide operations, including foreign employment and labor matters associated with unions and collective bargaining arrangements as well as man-made and/or natural disasters affecting our operations and finances / financials; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks and costs associated with increased and new regulation of corporate governance and disclosure standards; and risks related to new legal requirements and risks involving environmental or other governmental regulation. Additional factors that could affect our future results or events are described in our Annual Report on Form 10-K for the year ended December 31, 2016 and in other filings we make with the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements. This presentation, and the related discussion, also contain certain non-GAAP financial measures, including non-GAAP operating expenses, which should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with generally accepted accounting principles (“GAAP”). Please refer to the Appendix of this presentation for our calculation methodologies and a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP. Analyst Day 2017

Bernard Gutmann, Chief Financial Officer RETHINK ENERGY EFFICIENCY.

Driving operating leverage and free cash flow growth Analyst Day 2017 ON Semiconductor

Analyst Day 2017 Key Takeaways 1 Target Model for 2020: 40% gross margin, 21% opex intensity, and 19% operating margin 2 3 FCF Growth and Margin Expansion Synergies, operational improvements & operating leverage to drive FCF growth & margin expansion – revenue growth not a prerequisite for margin, EPS & FCF growth Raising Fairchild Synergy Targets Integration progressing ahead of schedule 4 Efficient Deployment of Capital Aggressive deleveraging followed by capital returns Accelerated FCF growth: $900m1 by 2020 1: Projected free cash flow target

Fairchild Synergies Update Target Financial Model Path to Target Model FCF Model Capital Allocation Analyst Day 2017 aGENDA

Analyst Day 2017 Raising Fairchild Synergies Target Synergy targets based on Fairchild’s 2015 results

Analyst Day 2017 Target model 2020 1 2 3 4 5 6 Revenue - $5.6 Billion Gross Margin 40% Operating Expenses 21% Operating Margin 19% Profit before tax $950 million Cash tax rate 12 percent 7 Non-GAAP EPS of $2.00 8 Free cash flow - $900 million

Analyst Day 2017 Path to 2020 target model - Revenue Automotive CAGR 7 to 9% Industrials CAGR 3 to 5% Computing CAGR -6% to -4% Communications CAGR 2 to 4% Consumer CAGR -5% to -7% revenue CAGR of 3%, assuming industry cagr of 1.5-2% ¹: FY2016 represents Q4’ 16 Annualized values; The chart may not be to scale

Fallthrough – 150 bps 50% fall through on incremental revenue Manufacturing efficiencies – 80 bps Insourcing of back-end production Analyst Day 2017 Path to 2020 target model – Gross Margin Mix – 90 bps Improving mix of automotive, industrial and communications Divestitures– 40 bps Divestiture of non-core businesses Manufacturing consolidation – 120 bps Front-end manufacturing consolidation ¹: FY2016 represents Q4’ 16 Annualized values.

Analyst Day 2017 Manufacturing consolidation Front End-Manufacturing 9 major fabs worldwide – Four 8 inch and five 6 inch Transition production to 8 inch network Consolidation of 6 inch network Potential cost savings of $60 million annually starting in 2019 Back-end manufacturing Most efficient back-end operation in the world ~50% of Fairchild back-end production outsourced Insourcing on track to begin in late 2017 Potential cost savings of $20 million annually Capex. intensity to remain at 6-7%

Analyst Day 2017 Change in mix 2016 to 2020 4Q16 2020

Opex Synergies – 70 bps Synergies from Fairchild Acquisition GM Fall Through – 480 bps Gross margin improvement Analyst Day 2017 Path to 2020 target model – operating Margin Opex Leverage– 60 bps Leverage from revenue growth ¹: FY2016 represents Q4’ 16 Annualized values.

Opex to grow at rate half of revenue growth Analyst Day 2017 Operating expenses Opex Intensity to subside Synergies from Fairchild Strong track record of generating opex leverage

1 Operating cash flow – 21-23% of revenue Net cash interest - $100-110 million Cash taxes - 12% of pretax income Depreciation & amortization – 6-7% of revenue Capital expenditure – 6-7% of revenue Analyst Day 2017 Path to 2020 target model – FCF Free Cash Flow – 15-17% of revenue 2 3 4 5 6

Analyst Day 2017 On track to generate $900m in annual free cash flow Key Cash Flow Contributors Synergies from Fairchild Operating leverage Operational Improvements ¹: FCF defined as Operating Cash Flow less Capex. Disciplined Capital Spending

Analyst Day 2017 Revenue sensitivity to 2020 target model ¹: FY2016A represents Q4’ 16 Annualized values. Margin, EPS & FCF growth without revenue growth

Analyst Day 2017 Aggressive deleveraging Target net leverage ratio of 2x before end of 2018 Proactive and aggressive management of interest rate risk $600m untapped revolver in place for unexpected cash needs $500m of cash needed to operate the business Debt amortization schedule1 1: Convert redeemed in 1Q2017. Term loan B & convertible notes at par value

Analyst Day 2017 Capital Deployment 1 Achieve 2x net leverage before end of 2018 2 3 4 80% of FCF cash return to shareholders after achieving 2x leverage Acquisitions will need to return high RoIC Sufficient access to domestic cash

Analyst Day 2017 TAXES 1 2 3 Tax Rate Non-GAAP cash tax of ~10% in 2017, and 11-12% in 2018-20 of non-GAAP pre-tax income Cash Repatriation $1.8 billion of offshore cash can be repatriated to the U.S. without incurring U.S. federal cash tax Position on US Tax Reform Given our substantial US based front-end operations, we supports comprehensive US tax reform that lowers the corporate tax rate, adopts a territorial tax system, and allows the US to compete effectively with countries that have VAT systems

Analyst Day 2017 Summary 1 Steep acceleration in free cash flow generation Margin expansion through synergies and operational improvements Revenue growth not a prerequisite for margin expansion Raising fairchild synergies target Aggressive deleveraging followed by capital returns to shareholders 2 3 4 5

Financial Analyst Day | March 10, 2017 Questions & Answers

Appendix: Non-GAAP Definitions and Reconciliations Some data in this presentation includes non-GAAP financial measures. Following is the reconciliations of non-GAAP financial measures used in this presentation to the most directly comparable measures under GAAP. Analyst Day 2017

For additional information visit the ON Semiconductor corporate website www.onsemi.com or for official filings visit the SEC website www.sec.gov Analyst Day 2017 ON Semiconductor